UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

STRAIGHT PATH COMMUNICATIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36015	45-2457757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Hickory Park Drive, Suite 218 Glen Allen, Virginia	23059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 433-1522

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD

On May 29, 2014, the slide presentation (the “Presentation”) attached hereto as Exhibit 99.1 will be provided to certain investors. The Presentation will also be available on the investor relations page of the Registrant’s website at http://spathinc.com/investors.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. In addition, the Presentation contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the Presentation.

Item 8.01 Other Events.

On May 27, 2014, Straight Path IP Group, Inc. (“SPIPG”), a subsidiary of Straight Path Communications Inc. (the “Registrant”) entered into a settlement and patent license agreement with Panasonic Corporation (“Panasonic”), which, among other things, provides for licensing of all SPIPG’s patents and the dismissal of all claims against the Panasonic parties in the International Trade Commission (“ITC”) investigation in the matter of Certain Point-to-Point Network Communication Devices and Products Containing Same. The terms of the agreement are confidential.

The Registrant has also recently entered into (i) a settlement and patent license agreement with AmTran Logistics, Inc. and AmTran Technology Co., Ltd., which, among other things, provides for licensing of SPIPG’s patents and the dismissal of all claims against the AmTran parties in the ITC investigation, and (ii) a settlement and patent license agreement with Telesphere Networks Ltd.  in the patent infringement action filed by the Registrant in the United States District Court for the Eastern District of Virginia. The terms of the agreements are confidential. Since the Registrant’s spin-off from IDT Corporation on August 1, 2013, SPIPG has entered into settlement and license agreements calling for payment of fees in the aggregate amount of $15.3 million, which proceeds are used to pay for expenses related to the enforcement effort and shared with counsel under contingency arrangements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Investor Presentations

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAIGHT PATH COMMUNICATIONS INC.

	By:	/s/ Davidi Jonas
Name: Davidi Jonas
Title: Chief Executive Officer
Dated: May 29, 2014

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Investor Presentations

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